                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES AND EXCHANGE ACT OF 1934




                                August 18, 1997

                ------------------------------------------------

                Date of Report (Date of Earliest Event Reported)




                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                ------------------------------------------------

             (Exact Name of Registrant as Specified in its Charter)




        California                   0-10503                     94-2738844
--------------------------------------------------------------------------------
(State of Incorporation)           (Commission                  (IRS Employer
                                    File No.)                Identification No.)



10670 North Central Expressway, Suite 300, Dallas, TX                    75231
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's Telephone Number, Including Area Code: (214) 692-4700
                                                    --------------



                                Not Applicable

                ------------------------------------------------

         (Former Name or Former Address, if Changed Since Last Report)





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
ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 18, 1997, Continental Mortgage and Equity Trust (the "Trust") purchased the Eagle Rock Apartments, an apartment complex in Los Angeles, California, for $4.4 million (1.7% of the Trust's assets at December 31, 1996). The seller of the property was Eagle Rock Corporation, a California corporation. The property was constructed in 1984 and consists of 99 units which were 97% occupied at the date of acquisition. The Trust paid $1.1 million in cash with the seller providing purchase money financing for the remaining $3.3 million of the purchase price.

The purchase of this property, when aggregated with other property purchases the Trust has made in 1997 exceed 10% of the Trust's assets at December 31, 1996.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Pro forma financial information:

Pro forma statements of operations are presented for the year ended December 31, 1996 and the six months ended June 30, 1997. A pro forma balance sheet as of June 30, 1997 is also presented.

A summary of the pro forma transactions follows:

In August 1997, the Trust purchased Eagle Rock Apartments, a 99 unit apartment complex in Los Angeles, California, for $4.4 million. The Trust paid $1.1 million in cash with the seller providing purchase money financing for the remaining $3.3 million of the purchase price. The mortgage bears interest at 10.5% per annum, requires monthly payments of interest only and matures in February 1998.

The purchase price of this property is 1.7% of the Trust's assets at December 31, 1996. Although not a significant acquisition in itself, when aggregated with the other purchases completed by the Trust in 1997 as described below, such purchases constitute a significant acquisition.

In addition to the Eagle Rock purchase discussed above, the Trust has purchased two apartment complexes, three commercial properties and four parcels of undeveloped land in 1997. The properties, located in North Carolina, Texas, Washington, D.C. and Florida, were purchased for a total of $52.9 million in separate transactions from unaffiliated sellers and represent approximately 21% of the Trust's assets at December 31, 1996. The Trust paid a total of $14.8 million in cash and financed the remainder of the purchase prices. The mortgages bear interest at rates ranging from 8.0% to 10.5% per annum and mature from 1998 to 2009.

The Trust has previously provided audited statements of operations for the two other apartment complexes and three commercial properties acquired during 1997, totaling $45.6 million or 18.2% of the Trust's assets at December 31, 1996.
See the Trust's Current Report on Form 8-K, dated July 18, 1997.





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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Continued)

In addition to the purchases described above, during 1997 the Trust has sold two office buildings. In connection with the sales, the Trust received net cash proceeds totaling $14.0 million, after the payoff of $11.5 million in existing mortgage debt and the payment of various closing costs associated with the sales. The Trust recognized a total gain on these sales of $6.8 million.

The pro forma statements of operations present the Trust's operations as if the purchase and sale transactions described above had occurred at the beginning of each of the periods presented.





                     [THIS SPACE INTENTIONALLY LEFT BLANK.]





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

                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                   PRO FORMA
                           CONSOLIDATED BALANCE SHEET
                                 JUNE 30, 1997

                                                                                   Durham      Eagle Rock
     Assets                                                          Actual       Centre(1)    Apartments    Pro forma(2)
                                                                   ----------    ----------    ----------    ----------
Notes and interest receivable
Performing .....................................................   $    4,041    $     --      $     --      $    4,041
Nonperforming, nonaccruing .....................................        3,521          --            --           3,521
                                                                   ----------    ----------    ----------    ----------
                                                                        7,562          --            --           7,562
Less - allowance for estimated losses ..........................       (1,481)         --            --          (1,481)
                                                                   ----------    ----------    ----------    ----------
                                                                        6,081          --            --           6,081
Foreclosed real estate held for sale, net of accumulated
depreciation ...................................................        5,738          --            --           5,738

Real estate held for investment, net of accumulated
depreciation ...................................................      230,530        21,015         4,445       255,990
Investments in marketable equity securities of affiliates,
at market ......................................................       11,429          --            --          11,429
Investments in partnerships ....................................        2,156          --            --           2,156
Cash and cash equivalents ......................................        2,839        (2,358)       (1,182)         (701)
Other assets ...................................................       16,663        (4,157)         --          12,506
                                                                   ----------    ----------    ----------    ----------
                                                                   $  275,436    $   14,500    $    3,263    $  293,199
                                                                   ==========    ==========    ==========    ==========

Liabilities and Shareholders' Equity
Liabilities
Notes and interest payable .....................................   $  179,832    $   14,500    $    3,263    $  197,595
Other liabilities ..............................................        7,473          --            --           7,473
                                                                   ----------    ----------    ----------    ----------
                                                                      187,305        14,500         3,263       205,068
Commitments and contingencies

Shareholders' equity
Shares of Beneficial Interest, no par value; authorized
shares, unlimited; issued and outstanding 4,025,985 shares .....        8,068          --            --           8,068
Paid-in capital ................................................      257,159          --            --         257,159
Accumulated distributions in excess of accumulated earnings ....     (187,219)         --            --        (187,219)
Net unrealizable gains on marketable equity securities .........       10,123          --            --          10,123
                                                                   ----------    ----------    ----------    ----------
                                                                       88,131          --            --          88,131
                                                                   ----------    ----------    ----------    ----------
                                                                   $  275,436    $   14,500    $    3,263    $  293,199
                                                                   ==========    ==========    ==========    ==========


(1) The property was purchased on July 18, 1997 and has previously been included in the Trust's current report on Form 8-K, dated July 18, 1997.

(2) The balance sheet affect of all other 1997 income producing property purchases and sales are included in the June 30, 1997 actual balances presented.



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





                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1997



                                              Apartment       Commercial                   Eagle Rock
                                    Actual    Complexes(1)(2) Properties(1)(3) Land (1)(4) Apartments    Sales(1)     Pro forma
                                   ---------  --------------  -------------    --------    ----------    ---------    ---------
                                                                       (dollars in thousands, except per share)
Income
Rents ..........................   $  26,205    $        463   $      2,736   $    --      $      321    $  (1,214)   $  28,511
Interest .......................         466            --             --          --            --           --            466
                                   ---------    ------------   ------------   ---------    ----------    ---------    ---------
                                      26,671             463          2,736        --             321       (1,214)      28,977

Expenses
Property operations ............      15,131             207            978        --             272         (785)      15,803
Interest .......................       7,895             137            976         254           171         (386)       9,047
Depreciation ...................       2,977              47            299        --              44         (176)       3,191
Advisory fee to affiliate ......       1,004            --             --          --            --           --          1,004
Net income fee .................         386            --             --          --            --           --            386
General and administrative .....       1,402            --             --          --            --           --          1,402
                                   ---------    ------------   ------------   ---------    ----------    ---------    ---------
                                      28,795             391          2,253         254           487       (1,347)      30,833
                                   ---------    ------------   ------------   ---------    ----------    ---------    ---------

Income (loss) from operations ..      (2,124)             72            483        (254)         (166)         133       (1,856)

Equity in income of partnerships          73            --             --          --            --           --             73
Gain on sale of real estate ....       6,810            --             --          --            --           --          6,810
                                   ---------    ------------   ------------   ---------    ----------    ---------    ---------

Net income (loss) ..............   $   4,759    $         72   $        483   $    (254)   $     (166)   $     133    $   5,027
                                   =========    ============   ============   =========    ==========    =========    =========

Earnings per share
Net income .....................   $    1.18                                                                          $    1.25
                                   =========                                                                          =========


Shares of beneficial interest
 outstanding.                      4,026,099                                                                          4,026,099
                                   =========                                                                          =========




(1) Assumes purchase or sale by the Trust on January 1, 1997. Pro forma amounts for other property acquisitions are from January 1 through respective dates of acquisition. Results subsequent to the date of acquisition are included in the Actual" column.

(2) Includes the Lost Timbers Apartments and Trails at Windfern Apartments whose results of operations are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

(3) Includes the Jefferson Office Building, Bay Plaza Office Center and Durham Centre Office Building whose results of operations are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.

(4) Includes the Stacy Road, Watters Road, Opubco and McKinney 140 land which are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.



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





                     CONTINENTAL MORTGAGE AND EQUITY TRUST

                                   PRO FORMA
                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996



                                                       Apartment     Commercial
                                                       Complexes     Properties     Land       Eagle Rock
                                           Actual       (1)(2)        (1)(3)       (1)(4)      Apartments   Sales(1)     Pro forma
                                          ---------   -----------   -----------   ---------    ---------    ---------    ---------
                                                                        (dollars in thousands, except per share)
Income
Rents ................................... $  44,244   $     1,871   $     6,994   $    --      $     643    $  (1,654)   $  52,098
Interest ................................     1,119          --            --          --           --           --          1,119
                                          ---------   -----------   -----------   ---------    ---------    ---------    ---------
                                             45,363         1,871         6,994        --            643       (1,654)

Expenses
Property operations .....................    26,738         1,000         2,525        --            544       (1,045)      29,762
Interest ................................    12,773           552         2,322         758          343         (708)      16,040
Depreciation ............................     4,819           184           783        --             89         (233)       5,642
Advisory fee to affiliate ...............     1,091          --            --          --           --           --          1,091
Incentive and net income fees ...........     1,049          --            --          --           --           --          1,049
General and administrative ..............     2,213          --            --          --           --           --          2,213
Provision for losses ....................      (884)         --            --          --           --           --           (884)
                                          ---------   -----------   -----------   ---------    ---------    ---------    ---------
                                             47,799         1,736         5,630         758          976       (1,986)      54,913
                                          ---------   -----------   -----------   ---------    ---------    ---------    ---------

Income (loss) from operations ...........    (2,436)          135         1,364        (758)        (333)         332       (1,696)

Equity in income of partnerships ........       228          --            --          --           --           --            228
Gain on sale of real estate and
marketable equity securities ............    10,122          --            --          --           --          6,810       16,932
                                          ---------   -----------   -----------   ---------    ---------    ---------    ---------

Income (loss) before extraordinary gain .     7,914           135         1,364        (758)        (333)       7,142       (1,696)
Extraordinary gain ......................       812          --            --          --           --           --            812
                                          ---------   -----------   -----------   ---------    ---------    ---------    ---------
Net income (loss) ....................... $   8,726   $       135   $     1,364   $    (758)   $    (333)   $   7,142    $  16,276
                                          =========   ===========   ===========   =========    =========    =========    =========


Earnings per share
Income before extraordinary gain ........ $    1.89                                                                      $    3.68
Extraordinary gain ......................       .19                                                                            .19
                                          ---------                                                                      ---------
Net income (loss) ....................... $    2.08                                                                      $    3.87
                                          =========                                                                      =========


Shares of beneficial interest
  outstanding ........................... 4,199,147                                                                      4,199,147
                                          =========                                                                      =========


(1)  Assumes purchase or sale by the Trust on January 1, 1996.

(2) Includes the Lost Timbers Apartments and Trails at Windfern Apartments whose results of operations are separately presented in the Trust's Current Report on Form 8-K, dated June 24, 1997.

(3) Includes the Jefferson Office Building, Bay Plaza Office Center and Durham Centre Office Building whose results of operations are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.

(4) Includes the Stacy Road, Watters Road, Opubco and McKinney 140 land which are separately presented in the Trust's Current Reports on Form 8-K, dated June 24, 1997 and July 18, 1997.


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
ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS (Continued)

(b)      Financial statements of properties acquired:

Exhibit
Number                           Description
-------  ---------------------------------------------------------------------------------------------------------------
 99.0    Lost Timbers Apartments, Audited Statement of Revenues and Direct Operating Expenses for the year ended
         December 31, 1996 (incorporated by reference to Exhibit No. 99.0 to the Registrant's Current Report on Form 8-
         K, dated June 24, 1997).

 99.1    Jefferson Building, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31,
         1996 (incorporated by reference to Exhibit No. 99.1 to the Registrant's Current Report on Form 8-K, dated June
         24, 1997).

 99.2    Trails at Windfern Apartments, Audited Statement of Revenues and Direct Operating Expenses for the year ended
         December 31, 1996 (incorporated by reference to Exhibit No. 99.2 to the Registrant's Current Report on Form 8-
         K, dated June 24, 1997).

 99.3    Bay Plaza Office Center, Audited Statement of Revenues and Direct Operating Expenses for the year ended
         December 31, 1996 (incorporated by reference to Exhibit No. 99.3 to the Registrant's Current Report on Form 8-
         K, dated June 24, 1997).

 99.4    Durham Centre, Audited Statement of Revenues and Direct Operating Expenses for the year ended December 31, 1996
         (incorporated by reference to Exhibit No. 99.4 to the Registrant's Current Report on Form 8-K, dated July 18,
         1997).

 99.5    Eagle Rock Apartments, Audited Statement of Revenues and Direct Operating Expenses for the year ended December
         31, 1996, filed herewith.


                      -----------------------------------

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                           CONTINENTAL MORTGAGE AND EQUITY TRUST




Date: October 14, 1997                     By:    /s/ Thomas A. Holland
      -------------------------                ------------------------------
                                               Thomas A. Holland
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                                Accounting Officer)





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
                    CONTINENTAL MORTGAGE AND EQUITY TRUST

                                 EXHIBIT TO ITS
                          CURRENT REPORT ON FORM 8-K

                             Dated August 18, 1997





Exhibit                                                      Page
Number                    Description                       Number
-------  --------------------------------------------       ------
 99.5    Eagle Rock Apartments, Audited Statement of           9
         Revenue and Direct Operating Expenses for
         the year ended December 31, 1996.





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